SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Canada Southern Petroleum Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


      ..........................................................................
      2) Aggregate number of securities to which transaction applies:


      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      ..........................................................................
      4) Proposed maximum aggregate value of transaction:


      ..........................................................................
      5) Total fee paid:


      ..........................................................................
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


      ..........................................................................
      2)  Form, Schedule or Registration Statement No.:


      ..........................................................................
      3)  Filing Party:


      ..........................................................................
      4)  Date Filed:


      ..........................................................................

                         Annual Meeting of Shareholders
                                  June 11, 1998



Dear Shareholder:

         It is a pleasure for us to extend to you a cordial invitation to attend the 1998 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held at the Village Park Inn, 1804 Crowchild Trail N.W., Calgary, Alberta, Canada T2M 3Y7 (Telephone 403-289-0241), Thursday, June 11, 1998 at 10:30 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a shareholder may be considered "missing" if that shareholder has failed to communicate with the Company in writing. To that end, the return of your proxy vote card qualifies as written communication.

         The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions.

         We look forward to seeing you at the meeting.

                                                        Sincerely,



                                                        M. Anthony Ashton
April 30, 1998                                          President

                         CANADA SOUTHERN PETROLEUM LTD.
                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6

                                NOTICE OF MEETING

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the "Company") will be held at the Village Park Inn, 1804 Crowchild Trail N.W., Calgary, Alberta, Canada T2M 3Y7 on Thursday, June 11, 1998 at 10:30 A.M., local time, to receive and consider the report of the auditors and the financial statements for the year 1997 and for the following additional purposes:

         1.       To elect one director of the Company;

         2. To appoint independent auditors of the Company for the fiscal year ending December 31, 1998 and to authorize the Board of Directors to fix the remuneration of such auditors; and

         3.       To approve a stock option plan.

         4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement are being sent to Shareholders of record at the close of business on April 30, 1998 together with the enclosed proxy, to enable such Shareholders to state their instructions with respect to the voting of the shares. Proxies should be returned in the reply envelope provided.

                                             By Order of the Board of Directors,



                                             Kelly B. Johnson
                                             Secretary
Dated: April 30, 1998

--------------------------------------------------------------------------------
                                RETURN OF PROXIES

         WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                         CANADA SOUTHERN PETROLEUM LTD.
                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION

         THE ENCLOSED PROXY IS SOLICITED BY THE MANAGEMENT OF CANADA SOUTHERN PETROLEUM LTD. (the "Company") for use at the 1998 Annual General Meeting of Shareholders to be held at the Village Park Inn, 1804 Crowchild Trail N.W., Calgary, Alberta, Canada T2M 3Y7 on Thursday, June 11, 1998 at 10:30 A.M., local time, and at any adjournments or postponements thereof. The notice of meetings, proxy statement and proxy are being mailed to Shareholders on or about April 30, 1998.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained the firm of Morrow & Co., Inc. to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $7,000 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting of Proxies and Record Date

         Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made. If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders in favor of the election of Mr. Benjamin W. Heath as a director of the Company, in favor of appointing Ernst & Young as independent auditors of the Company, and in favor of authorizing the Board of Directors to fix the auditors' remuneration, and in favor of approving the Company's 1998 Stock Option Plan.

         The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The total number of  outstanding  shares of the Company was  14,234,740
Limited Voting Shares at April 30, 1998. Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum. A simple majority of the votes cast is required to approve Proposal Numbers 1, 2 and 3 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

         At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company's Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares. Article 8 of the Company's Articles of Continuance provides as follows:

                  8.       Voting Restrictions

                  With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:

                  (i) with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

                  (ii) with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

                  (iii) with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

                  That for all purposes of these Articles:

                  (a)   Any entity or group in the nature of and including:

                        (i)     a corporation,  its subsidiaries and affiliates;
                                or
                        (ii)    a trust; or
                        (iii) two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or
                        (iv) an association, partnership, joint or common venture; or

                        (v) all shareholders, security holders, officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

                                shall be deemed to be one person;

                  (b) One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

                  (c) No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

                  (d) In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

                  (e) If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

         The list of shareholders is available for inspection during usual business hours at the offices of Daley, Black & Moreira, Suite 401, Toronto-Dominion Bank Building, 1791 Barrington Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders. The list of shareholders was prepared as of April 30, 1998, the record date fixed for determining Shareholders entitled to notice of the Annual General Meeting of Shareholders. If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote. Abstentions and brokers no-votes will be counted neither as votes "in favor" or votes "against" any proposition brought before the meeting.

Revocation of Proxies

         Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 11, 1998, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

         A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy. To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                    PROPOSAL 1. THE ELECTION OF ONE DIRECTOR

         One director is to be elected to hold office for a term of five years which expires at the fiscal year 2002 Annual General Meeting of Shareholders pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders. The named Proxies will vote the shares represented by the proxy for the election of Mr. Benjamin W. Heath unless otherwise directed. Mr. Heath has indicated his intention to serve only one year of his five year term. The Board of Directors expects to nominate a successor to Mr. Heath to complete his five year term at the 1999 Annual General Meeting of Shareholders. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting.

                                                                                                                   Other Offices
                             Date Present Term                  Principal Occupation                  Director       Held with
          Name               of Office Expires                 during Last Five Years*                 Since          Company
          ----               -----------------                 -----------------------                 -----          -------

Benjamin W. Heath         1998 Annual Meeting      Mr.  Heath  is  President  and  a  director  of      1956            None
                                                   Coastal   Caribbean   Oils  &  Minerals,   Ltd.
                                                   ("CCO"),  and a director of Magellan  Petroleum
                                                   Corporation ("MPC").  Age eighty-three.

Directors continuing in office:

Timothy L. Largay         1999 Annual Meeting      Mr.  Largay was  elected a director  on October      1997         Assistant
                                                   1,  1997  to  complete  the  unexpired  term of                   Secretary
                                                   Mr. Charles  J. Horne who resigned.  Mr. Largay
                                                   has been a partner  in the law firm of  Murtha,
                                                   Cullina,   Richter  and  Pinney  LLP   ("Murtha
                                                   Cullina"),  Hartford,  Connecticut  since 1974.
                                                   He served as a  director  and  Chairman  of the
                                                   Board of Raymond Engineering,  Inc., a publicly
                                                   held defense contractor,  from 1984-1986 and as
                                                   a  director  of  Buell   Industries,   Inc.,  a
                                                   publicly  held   manufacturer  from  1976-1990.
                                                   Mr. Largay  is also a director  of MPC.  Murtha
                                                   Cullina  has been  retained  by the Company for
                                                   more  than  five  years  and is being  retained
                                                   during the current year.  Age fifty-four.

M. A. Ashton              2000 Annual Meeting      Mr.   Ashton  has  served  as  Executive   Vice      1989         President
                                                   President   since   1993.   He  had  been  Vice
                                                   President-Exploration  since  December 1988 and
                                                   was elected a director in 1989.  Mr.  Ashton is
                                                   a  professional  petroleum  geologist with more
                                                   than thirty  years  experience  in  exploration
                                                   projects  in  western  Canada  and  the  United
                                                   States.  Age sixty-two.

Arthur B. O'Donnell       2001 Annual Meeting      Mr.   O'Donnell   was  elected  a  director  on      1997      Audit Committee
                                                   March 13,  1997 to complete the unexpired  term
                                                   of  Mr.  C.   Dean   Reasoner   who   resigned.
                                                   Mr. O'Donnell,  a CPA,  had been an  officer of
                                                   the   Company  for  many  years  prior  to  his
                                                   retirement in 1994.  Until his  retirement,  he
                                                   had been  President  of G&O'D  INC, a firm that
                                                   provides    accounting    and    administrative
                                                   services to the Company.  Age seventy-three.

Eugene C. Pendery         2002 Annual Meeting      Mr.  Pendery has been  President and a director      1986      Audit Committee
                                                   of Recycled Plastic Products,  Inc., Littleton,
                                                   Colorado  since 1991, a distributor  of fencing
                                                   and other  recycled  plastic  products.  He has
                                                   also  been  associated  with the  oil,  gas and
                                                   mining industries since 1966.  Age sixty.

------------------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development except where noted.

         There are no arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Committees of the Board of Directors:  Attendance at Meetings

         The Audit Committee is comprised of Messrs. O'Donnell and Pendery. The principal duties of the Audit Committee are: the engagement and discharge of auditors, reviewing with the auditors the plan and results of the auditing engagement, reviewing the independence of the auditors and reviewing the adequacy of the Company's system of internal accounting controls. The Board of Directors acting as the Audit Committee met once during the year ended December 31, 1997.

         The Company has no standing nominating or compensation committees. The functions that would be performed by such committees are performed by the full Board of Directors. During the year ended December 31, 1997, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve (a total of 10 meetings).

              ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS
                                  AND DIRECTORS

         Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. M. A. Ashton, who is President (elected June 4, 1997) and Chief Executive Officer of the Company. No executive officer of the Company received or earned any compensation in excess of U.S. $100,000 or Cdn. $100,000 during the year 1997.

--------------------------------------------------------------------------------------------------------------------
                                            Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------
                                                Annual Compensation                           Long Term
            Name and                                                                      Compensation Award
       Principal Position                  Year                 Salary ($)                 Options/SARs(#)
--------------------------------- ----------------------- ------------------------ ---------------------------------
M. A. Ashton                               1997                   50,000                          -
--------------------------------- ----------------------- ------------------------ ---------------------------------

Stock Options

         The following table provides information about stock options exercised during the year 1997 and unexercised stock options held by the President of the Company at the end of the year 1997.

-----------------------------------------------------------------------------------------------------------------------
                            Aggregated Option/SAR Exercises in 1997 and December 31, 1997
                                                  Option/SAR Values
-----------------------------------------------------------------------------------------------------------------------
                          Shares                          Number of Unexercised      Value of Unexercised In-The-Money
                         Acquired          Value             Options/SARs (#)                Options/SARs ($)
                      On Exercise (#)  Realized ($)        at December 31, 1997            at December 31, 1997
-----------------------------------------------------------------------------------------------------------------------
        Name                                           Exercisable    Unexercisable    Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------
M . A. Ashton             20,000          228,000         70,000            -            332,500             -
-----------------------------------------------------------------------------------------------------------------------

Compensation of Directors

         Messrs. Heath, Largay, O'Donnell and Pendery each receives an annual director's fee of $25,000. During 1997, Mr. Largay received $6,250 and Mr. O'Donnell received $18,750 in fees because they were not directors for the entire year. Mr. C. Dean Reasoner, a director until his resignation on March 11, 1997, received $6,250 in directors' fees during 1997.

         On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% of any and all benefits to the Company after expenses from the litigation in Canada relating to the Kotaneelee field. The Company has reserved a 2.2% interest in such net recoveries for possible future grants to persons who may include officers and directors of the Company.

Compensation Committee and Insider Participation in Compensation Committee

         The entire  board of  directors  serves as the  compensation committee.
M. A. Ashton is a director and President of the Company.

         Mr. Benjamin W. Heath, a director, serves as a director of CCO and MPC.

Board Compensation Committee Report

         The  Compensation   Committee,   consisting  of  the  entire  board  of
directors, submits the following report for the year 1997:

         The Board of Directors does not maintain specific compensation policies applicable to the Company's executive officers, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership executive officers have brought to the performance of their duties, and on their ability to protect, defend and pursue the Company's ability to realize value on the Company's oil and gas interests.

                  M. A. Ashton                   Arthur B. O'Donnell
                  Benjamin W. Heath              Eugene C. Pendery
                  Timothy L. Largay

Tax Deductibility of Compensation

         At this time, the Company does not expect that it will comply with the U.S. Revenue Reconciliation Act of 1993 regarding executive compensation because it is not likely that compensation to any executive will exceed $1 million and the Company is a Canadian company not subject to the tax laws of the United States.

                              CORPORATE GOVERNANCE

         In 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the "TSE Report") setting out a series of guidelines for effective corporate governance. These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members. The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines. The Company's approach to corporate governance is described below.

Mandate of the Board

         The mandate of the board includes:

         (a) approving objectives for the Company and the overall operating and financial plans to achieve them;

         (b) identifying and managing the principal risks of the Company's business;

         (c) verifying the integrity of the Company's internal financial, control and management information systems;

         (d) selecting the Chief Executive Officer and approving the selection of other senior executives; and

         (e) monitoring the Company's communications with shareholders, other stakeholders and the general public.

Composition of the Board

         The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors. An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company. Four of the Company's directors, Messrs. Heath, Largay, O'Donnell and Pendery, are unrelated. Mr. Largay is a partner in a firm which provides legal services to the Company and receives fees in amounts which are not material to the firm. Mr. Ashton is related, within the meaning of the TSE Report, because he is a member of management. The board does not believe that the factors which result in Mr. Ashton being a related director under the TSE Report interfere with his ability to act with a view to the best interests of the Company.

         The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness. The board believes its present size of five directors is the most effective size at this time. The board has not established an executive committee because of its size.

Board Committees (See also "Committees of the Board of Directors", page 6)

Audit Committee

         The TSE Report recommends that an audit committee of every board be comprised only of outside directors. Both Messrs. O'Donnell and Pendery are outside directors.

Nominating Committee

         The TSE Report recommends that the board appoint a committee of outside directors with responsibility of proposing new nominees to the board. The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the board and the contribution of the individual directors.

         The board believes that the full board of directors should perform these functions because of the relatively small size of the board.

Orientation and Education of New Directors

         The TSE Report recommends an orientation and education program for new recruits to the board. The board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new board member to perform the duties of a director.

Compensation of Directors

         The TSE Report recommends that the board review the adequacy and form of compensation of directors and ensure the compensation reflects the responsibilities and risk involved in being an effective director. The board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.

Management's Responsibilities

         The TSE Report recommends that the board develop position descriptions for the board and CEO with definitions of the limits of management's responsibility. Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full board. The senior officers of the Company are required (whenever practicable) to report to the board in a comprehensive manner on any significant proposed activities and transactions of the Company, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or which have been concluded. Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

         The TSE Report recommends that the board ensure that it can operate independent of management. There are four nonmanagement directors and one management director (who is normally the Chairman of the Board of Directors' Meetings) on the Company's board; therefore, the board believes that it can effectively operate independently of management.

         The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances. The Board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

         The Company has appointed a representative for shareholders to contact for information, questions or concerns regarding the Company. Company personnel and consultants report to the board on any concerns that have been expressed by shareholders.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Index and an Industry Group Index. (Media General's Oil, Natural Gas Production Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                          1992     1993      1994      1995      1996      1997

Canada Southern           100     174.47    157.45    221.28    212.77    285.28
NASDAQ Stock Index        100     119.76    134.47    142.87    179.78    180.11
Industry Group            100     119.95    125.94    163.35    202.99    248.30

Security Ownership of Certain Beneficial Owners

         The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Limited Voting Shares owned beneficially on April 8, 1998 by directors of the Company and by all executive officers and directors of the Company as a group:

                                         Amount and Nature of
            Name of                      Beneficial Ownership
          Individual                   Shares Held                    Percent of
           or Group                     Directly        Options          Class

M. A. Ashton                              3,000          70,000            *
Benjamin W. Heath                        10,000          55,000            *
Timothy L. Largay                             -          10,000
Arthur B. O'Donnell                       1,039          75,000            *
Eugene C. Pendery                        10,000          10,000            *
Directors and Officers as a
  Group (a total of 5)                   24,039         170,000
------------------------
*        The percent of class owned is less than 1%.

Changes in Control

         The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

Certain Business Relationships

         Mr. Timothy L. Largay, a director of the Company since October 1, 1997, is a member of the law firm of Murtha, Cullina, Richter and Pinney LLP, which firm was paid fees of $73,831 in 1997.

Royalty Interests

         The following director has royalty interests in certain of the Company's oil and gas properties (present or past) which were received directly or indirectly from the Company: Mr. Benjamin W. Heath, interests ranging from 1.772% to 2%; and a trust (in which Mr. Heath has a 54.4% beneficial interest), interests ranging from 7.603% to 7.8%. In each case, the applicable percentage depends on the property on which the royalty is paid.

         During 1997, the Company and third-party operators and/or owners of properties made payments to Mr. Heath in the amount of U.S. $11,158.

                 PROPOSAL 2. APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has proposed that Ernst & Young, which has served the Company since its organization in 1954, be appointed to audit the accounts of the Company for the fiscal year ending December 31, 1998. A vote for or against the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy. Unless otherwise specified, the named proxies will vote the shares represented by the enclosed proxy in favor of the appointment of Ernst & Young and to authorize the Board of Directors to fix the remuneration of such auditors. Representatives of Ernst & Young are not expected to be present at the Annual General Meeting.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                          PROPOSAL 3. STOCK OPTION PLAN

         On January 27, 1998, the Board of Directors approved a Stock Option Plan (the "Plan") that permits the granting of both stock options ("Options") and stock appreciation rights ("SARs") to the directors, officers, key employees and consultants of the Company, its subsidiaries, and any business in which the Company has a substantial interest. The effectiveness of the Plan is subject to prior shareholder approval.

         The purpose of the Plan is to further the success of the Company and its subsidiaries or affiliates by making stock of the Company available to directors, officers, key employees and consultants of the Company and its subsidiaries or affiliates, and any business in which the Company has a substantial interest, and thus to provide an additional incentive to such persons to continue their affiliation with the Company and its subsidiaries or affiliates and to give them a greater interest in the success of the Company. As of April 8, 1998, there were approximately five directors, three officers, and ten consultants that would be eligible to receive Options and/or SARs under the Plan.

         Under the terms of the Plan, a maximum of 700,000 shares on the Company's Limited Voting Shares, par value $1.00, can be issued, and no shares can be issued at a price lower than the greater of (i) the par value thereof and
(ii) the fair value of such. The closing price of the Company's shares on the Toronto Stock Exchange on April 8, 1998 was $10.25.

         Under the rules of The Toronto Stock Exchange, the Plan must have shareholder approval. To be effective, this resolution must be passed by a majority of the shares held by shareholders entitled to vote as are present in person or by proxy at the Annual General Meeting. There have been no Options or SARs granted under the Plan.

Description of Proposed Plan

         The following description is subject to the detailed provisions of the Plan, the full text of which is set forth in "Exhibit A" to this proxy statement.

Plan Administration

         Unless otherwise determined by the Board of Directors, the Plan will be administered by the Board of Directors who shall act as a committee of the whole (the "Committee"). The Committee will determine the persons to whom Options or SARs are to be granted, the number of shares which may be acquired upon the exercise of each Option or SAR, the purchase price at which the Options or SARs shall be granted, and the time or times at which Options or SARs can be exercised and whether in whole or installments.

Stock Options

         The Plan provides for the grant of Stock Options subject to terms as determined by the Committee and evidenced in a form also determined by the Committee. The purchase price of each option may not be less than the greater of
1) the par value of the stock underlying the option grant and 2) the fair market value of the stock on the date of grant.

         Unless determined otherwise by the Committee or in an option agreement, options will vest over a three year period. The Plan also includes provisions for the cashless exercise of options and, at the Committee's discretion, the granting of "Reload Options" when an optionee exercises an option granted under the plan and makes payment using previously owned shares of stock.

         The options, which are nontransferable except as specified in the Plan, can have a maximum period of ten years, and may expire earlier in the event that the optionee dies or, in the case of employees, employment with the corporation is terminated.

Stock Appreciation Rights

         The Plan also provides for the grant of SARs subject to terms as determined by the Committee and evidenced in a form also determined by the Committee. SARs may be granted alone, simultaneously with a grant of options under the Plan, or subsequent to a grant of options under the Plan. The exercise price of each SAR granted alone may not be less than the fair market value of one share of the stock on the date of grant. SARs granted simultaneously with or subsequent to a grant of options have the same exercise price as the related option, but are exercisable only when the fair market value of stock subject to the SAR and related option exceeds the exercise price thereof. Unless determined otherwise by the Committee or in an SAR agreement, SARs will vest over a three year period.

         SARs, which are nontransferable except as specified in the Plan, can have a maximum period of ten years, and are deemed exercised at the end of ten years if the fair market value of the stock exceeds the exercise price. SARs may expire earlier in the event that the optionee dies or, in the case of employees, employment with the Company is terminated.

Tax Consequences

         The Company is subject to Canadian tax laws and will generally not be entitled to an income tax deduction upon either the grant or the exercise of an Option or SAR.

         Recipients of options or SARs will be taxed in accordance with the laws of their country of citizenship. Under U.S. and Canadian tax law, a recipient will generally not realize any taxable income upon the grant of an Option or SAR. However, a recipient will be required to include in income an amount (the "Amount") equal to the excess of the fair market value of the stock acquired over the option price paid at the time of exercise of an Option or an amount equal to the cash or the fair market value of the stock received upon the exercise of a SAR. In the case of Options, the sum of the exercise price plus the Amount becomes the recipient's cost in the stock to be used for purposes of computing capital gain or loss upon any subsequent disposition. In the case of a SAR, the cost for tax purposes of any stock received will be the fair market value of any stock issued in connection with the exercise of a SAR.

         The income tax consequences to any particular recipient are dependent on the terms of the particular option and/or SAR and on the particular circumstances of the recipient.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                              SHAREHOLDER PROPOSALS

Notice of Business to be Brought Before a Shareholders' Meeting

                  Article 76 of the Company's Articles of Association provide in part that

                  At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member. For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a member's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

                  A member's notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting.

                  (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

                  (b) the name and address, as they appear on the Company's books, of the member intending to propose such business;

                  (c) the class and number of shares of the Company which are beneficially owned by the member;

                  (d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                  (e) any material interest of the member in such business.

                  Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Shareholder proposals relating to the Company's 1998 Annual General Meeting of Shareholders must be received by the Company at its principal office, Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E., Calgary, Alberta, Canada T2G 0P6 no later than December 31, 1998. The fact that a Shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                             Kelly B. Johnson
                                             Secretary

Dated April 30, 1998

                                    EXHIBIT A

                         CANADA SOUTHERN PETROLEUM LTD.
                             1998 STOCK OPTION PLAN

         1.       Purpose of Plan.

         The purpose of this 1998 Stock Option Plan (the "Plan") is to further the interests of Canada Southern Petroleum Ltd., a Nova Scotia corporation, (the "Company"), and its subsidiaries or affiliates, by providing eligible individuals (as designated in Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company through the grant of options to purchase common stock of the Company or through the grant of Stock Appreciation Rights ("SARs"), and thus to provide an additional incentive to such persons to continue their affiliation with the Company and its subsidiaries or affiliates and to give them a greater interest in the success of the Company (options and SARs are referred to herein collectively as "Awards"). Options granted to eligible individuals ("Optionees") may be accompanied or followed by SARs or SARs may be granted to eligible individuals without accompanying option grants as described in Section 6, below.

         2.       Stock Subject to Plan.

         There shall be reserved for issuance or transfer upon the exercise of all Awards to be granted from time to time under the Plan an aggregate of 700,000 shares of the Company's common stock, $1.00 value (the "Stock"), which shares may be in whole or in part authorized and unissued shares of stock or if approved by the Toronto Stock Exchange ("TSE"), issued shares of stock which shall have been reacquired by the Company, as the Board of Directors shall from time to time determine. For the purposes of this Section 2, a share of Stock shall be deemed issued or transferred upon the exercise of any SAR. If any Award granted under the Plan shall expire, be surrendered to the Company in accordance with the terms of the Plan, or terminate for any reason without having been exercised in full, the shares of Stock subject thereto that have not been issued or transferred or deemed issued or transferred shall again be available for the purposes of the Plan.

         The number of shares that may be reserved for issue under Awards under this Plan together with shares that may be issued under options for services granted by the Company to any one person shall not exceed 5% of the issued and outstanding shares.

         3.       Administration.

         The Plan shall be administered by a committee (the "Committee") of not less than two (2) members of the Board of Directors of the Company, appointed by the Board. Vacancies occurring in membership of the Committee shall be filled by the Board.

         The Committee shall keep minutes of its meetings. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall establish such rules and regulations for the conduct of its business as it shall deem advisable and may act without meeting by unanimous written consent. One or more members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment provided all persons participating in the meeting can hear one another. A majority of the entire Committee shall constitute a quorum, and the acts of a majority of the members present at or so participating in any meeting at which a quorum is constituted shall be the acts of the Committee.

         The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make any and all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         Absent any other provision by the Board of Directors of the Company, the power and responsibilities of the Committee shall be vested and assumed by the Board of Directors of the Company acting as a committee of the whole.

         No member of the Board of Directors of the Committee shall be liable for any action or determination made in good faith in connection with the Plan and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement from the Company in respect of any claim relating thereto.

         4.       Eligibility.

         Awards under the Plan may be granted to all employees, directors, officers of, and consultants and consulting firms to (i) the Company, (ii) subsidiary corporations of the Company from time to time (the "Subsidiaries"),
(iii) any business entity in which the Company shall from time to time have a substantial interest ("Affiliate"), who, in the sole opinion of the Committee are, from time to time, responsible for the management and/or growth of all or part of the business of the Company. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success, and such other factors as the Committee in its sole discretion shall deem relevant.

         Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any participant's employment with or retainer by the Company or any of its affiliates or subsidiaries.

         The Company's obligations to issue Awards or shares on the exercise of Awards in accordance with the terms of the Plan is subject to compliance with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of such Awards and shares and to the rules of any stock exchange on which any shares of the Company may be listed. As a condition of participating in the Plan, each participant shall agree to comply with all such laws, rules and regulations and to furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

         5.       Stock Options.

                  (a) Grant of Options. The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to determine (i) the person to whom options shall be granted, (ii) the time or times at which options shall be granted, (iii) the number of shares to be subject to each option, (iv) the time or times at which an option can be exercised and whether in whole or in installments, and (v) subject to prior TSE approval, the amount, if any, by which the exercise price of any granted option may be reduced during the term thereof.

                  (b) Option Agreements. The Committee shall have absolute authority in its discretion to determine the terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto. The Committee's determination on the foregoing matters shall be conclusive. All options granted pursuant to the Plan shall be evidenced by the Company and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option agreements covering options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such option agreements shall comply with all terms of the Plan. The terms and conditions of any and all SARs granted at the same time as an option shall be included in the option agreement and shall comply with the terms of Section 6, below. Terms and provisions of agreements evidencing SARs granted alone or following the grant of an option shall comply with Section 6(b), below.

                  (c) Option Prices. The purchase price of each share of Stock subject to an option granted hereunder shall be determined by the Committee but may not be less than the greater of (i) the par value thereof and (ii) the fair market value of the Stock on the date of grant. The fair market value of the Stock on any given date shall be the closing price of the Stock on the TSE (or the principal exchange on which the Stock is traded) on the date immediately prior to such grant, or, if no sales of the Stock occurred on that day, then the most recent day for which sales were reported.

                  (d)      Term and Exercise of Options.

                  (i) The Committee shall have authority in its discretion to prescribe in any option agreement that the option may be exercised in different installments during the term of the option. Unless otherwise determined by the Committee or in the option agreement, each option granted under the Plan shall be exercisable with respect to not more than one-third (1/3) of such shares of Stock subject thereto after the expiration of one (1) year following the date of its grant, and shall be exercisable as to an additional one-third (1/3) of such shares of Stock after the expiration of each of the succeeding two (2) years, on a cumulative basis, so that such option, or any unexercised portion thereof, shall be fully exercisable after a period of three (3) years following the date of its grant. An option that is exercisable under the Plan may be exercised by delivery to the Company (on any business day, at its principal office, addressed to the attention of the Committee) of a written notice of exercise, which notice shall specify the number of shares of Stock with respect to which the option is being exercised. The purchase price of the shares to be acquired shall be paid in full in cash upon the exercise of the option, except as provided in subparagraph (ii) below. The Company shall not be required to deliver certificates for such shares until payment has been made in accordance with the terms of this Section and such other conditions to the valid and lawful issuance of the shares as may exist from time to time shall have been fully satisfied.

                  (ii) Payment in full need not accompany the exercise of options provided that the Stock certificate or certificates for the shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company an amount in cash (or cash equivalents) equal to the exercise price for the shares of Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of an option. The Committee shall have the authority, but not the obligation, to establish at its discretion and in accordance with all applicable laws and stock exchange requirements and the terms of this Plan, procedures by which an Optionee may exercise an option in accordance with this subsection 5(ii) absent the requirement that the Optionee deliver such certificates to a licensed broker, provided, that the Optionee deliver such certificates directly to the Company.

                  (iii) The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, or such shorter period as described in Sections 8 and 9 hereof.

                  (iv) As to employees, except as provided in Sections 8 and 9 hereof, an option granted to an employee of the Company or one of its Subsidiaries or Affiliates may not be exercised unless the holder thereof is at the time of such exercise (and has been since the date of the grant) an employee of the Company or one of its then Subsidiaries or a then Affiliate.

                  (v) An Optionee shall not have any of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued or transferred to him upon exercise of his option.

                  (vi) The exercise of any option by a United States citizen or resident may be contingent upon receipt of a representation that at the time of such exercise it is the Optionee's present intention to acquire the shares being purchased for investment.

                  (vii) The certificate(s) representing shares issued upon exercise of any option may contain a legend restricting the transfer thereof.

         6.       Grant of Stock Appreciation Rights.

                  (a) Grant of SARs. The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to determine (i) the person to whom SARs shall be granted, (ii) the time or times at which SARs shall be granted, (iii) the number of shares to be subject to each SAR, and (iv) the time or times at which a SAR can be exercised and whether in whole or in installments, and (v) subject to prior TSE approval, the amount, if any, by which the exercise price of any granted SAR may be reduced during the term thereof. In the discretion of the Committee, a SAR may be granted alone; simultaneously with the grant of an option under the Plan and in conjunction therewith or in the alternative thereto; or subsequent to the grant of an option under the Plan and in conjunction therewith or in the alternative thereto.

                  (b) SAR Agreements. The Committee shall have absolute authority in its discretion to determine the terms and provisions (and amendments thereof) of the respective SAR agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto. The Committee's determination on the foregoing matters shall be conclusive. All SARs granted independently of or following options granted pursuant to the Plan shall be evidenced by the Company and by the SAR holder, in such form or forms as the Committee shall from time to time determine. Such agreements concerning the grant of SARs granted from time to time or at the same time need not contain similar provisions; provided, however, that all such agreements shall comply with all terms of the Plan.

                  (c) SAR Prices.

                  (i) The exercise price of each SAR granted alone shall be determined by the Committee but may not be less than the fair market value of one share of the Stock on the date of grant. The fair market value of the Stock on any given date shall be the closing price of the Stock on the TSE (or the principal exchange on which the Stock is traded) on the date immediately prior to such grant, or, if no sales of the Stock occurred on that day, then the most recent day for which sales were reported.

                  (ii) A SAR granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option (and not exceed the number of shares for which the option was granted), shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a SAR, by its terms, shall be exercisable only when the fair market value of the shares subject to the SAR and related option exceeds the exercise price thereof.

                  (d) Term and Exercise of SARs.

                  (i) The Committee shall have authority in its discretion to prescribe in any SAR agreement that the SAR may be exercised in different installments during the term of the SAR. Unless otherwise determined by the Committee or in the SAR agreement, each SAR granted under the Plan shall be exercisable with respect to not more than one-third (1/3) of such shares of Stock subject thereto after the expiration of one (1) year following the date of its grant, and shall be exercisable as to an additional one-third (1/3) of such shares of Stock after the expiration of each of the succeeding two (2) years, on a cumulative basis, so that such SAR, or any unexercised portion thereof, shall be fully exercisable after a period of three (3) years following the date of its grant. A SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Committee (the "Request"), a number of shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee, in its sole discretion), an amount in cash, or any combination of shares of Stock and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one (1) share over the exercise price per share specified in such SAR or its related option, multiplied by (ii) the number of shares for which such SAR shall be exercised.

                  (ii) Any election by a holder of a SAR to receive cash in full or partial settlement of such SAR, and any exercise of such SAR for cash, may be made only by a Request filed with the Committee during the period beginning on the third (3rd) business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such date. Within thirty
(30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a right or to exercise such SAR for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a SAR or to exercise a SAR for cash may provide that, in the event the Committee, shall disapprove such Request, such Request shall be deemed to be an exercise of such SAR for shares.

                  (iii) A holder of a SAR shall not be entitled to request or receive cash in full or partial payment of such SAR during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such SAR is not subject to the reporting requirements of Section 16(a) of the Exchange Act. In no event will a holder of a SAR who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to make such a request or receive cash in full or partial payment of such SAR until the Company shall have satisfied the informational requirements of Rule
16b-3(e)(1) promulgated under the Exchange Act for the specified one-year period.

                  (iv) Upon exercise of a SAR granted simultaneously with or subsequent to an option and in conjunction therewith or the alternative thereto, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR shall have been exercised. The number of shares for which a SAR shall be exercisable shall be reduced upon any exercise of a related option by the number of shares for which such option shall have been exercised.

                  (v) If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a SAR or to exercise such SAR for cash, such disapproval shall not affect such holder's right to exercise such SAR at a later date, to the extent that such SAR shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

                  (vi) The term of each SAR shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, or such shorter period as described in Sections 8 and 9 hereof. A SAR shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the SAR exceeds the exercise price thereof on such date.

                  (vii) As to employees, except as provided in Sections 8 and 9 hereof, a SAR granted to an employee of the Company or one of its Subsidiaries or Affiliates, may not be exercised unless the holder thereof is at the time of such exercise (and has been since the date of the grant) an employee of the Company of one of its then Subsidiaries or a then Affiliate.

                  (viii) Any SAR shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

         7.       Restrictions on Transfer of Awards.

         Subject to the terms of Section 9 below, Awards are transferable only to the Optionee's spouse. Notwithstanding a permitted assignment under the Plan, an assigned option shall be deemed for purposes of compliance with policies of the TSE to be held by the original Optionee.

         8.       Termination of Employment.

         In the case of an Award granted to any employee of the Company or one of its Subsidiaries or Affiliates, in the event of termination of employment, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, or (b) a termination by reason of death, the employee may (unless otherwise provided in his or her award agreement) exercise his or her Award at any time within three months after such termination of employment, or such other time as the Committee shall authorize, but in no event after ten years from the date of granting thereof, to the extent of the number of shares subject to the Award and exercisable by him or her at the date of termination of his or her employment. In the event of the termination of the employment of an employee to whom an Award has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee without the written consent of the Company, any Award granted pursuant to the Plan, to the extent not theretofore exercised, shall terminate forthwith. Nothing in the Plan or any Award agreement shall confer on any individual any right to continue in any capacity his relationship with the Company or any of its Subsidiaries or Affiliates or interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate such relationship at any time. Neither any period of notice, if any, nor payment in lieu thereof, upon termination of employment shall be considered as extending the period of employment for purposes of the Plan.

         9.       Rights in the Event of Death of Holder of Awards.

         In the event of the death of any holder of an Award which has been granted under the Plan, such Award (unless previously terminated or exercised) may be exercised (to the extent exercisable by such person at the date of his or her death) by a legatee or legatees of such option under such person's will, or by such person's legal representative or distributees, at any time within a period of one year after his death, but not after ten years from the date of granting thereof.

         10.      Reload Options.

         Within the Committee's complete discretion, whenever an Optionee holding options (the "Original Option") outstanding under the Plan (including any Reload Option granted under this Section) exercises the Original Option and makes payment of the option price in whole or in part by delivering shares of common stock (valued at the then current fair market value per share) previously held by that individual (the "Owned Shares"), then that Optionee may receive a new option (the "Reload Option") in an amount equal to the Owned Shares surrendered by the Optionee in payment of the purchase price for the Original Option being exercised. All such Reload Options granted hereunder shall be subject to the following terms and conditions:

                  (a) the option price per share shall be calculated based on the simple average of the daily high-low prices on the TSE for the five trading days before the date of exercise of the Original Option; and

                  (b) the Committee shall have absolute authority in its discretion to determine all other terms and conditions of Reload Options.

         11.      Adjustment Upon Changes in Capitalization.

         Notwithstanding any other provisions of the Plan, each Award agreement shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to such Award and of the exercise price in the event of changes in the outstanding Stock by reasons of any stock dividend, split-up, recapitalization, rights offering, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, divisive reorganization or liquidation and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares authorized to be issued under the Plan shall be appropriately adjusted by the Committee, whose determination of such adjustment shall be conclusive.

         12.      Adjustments Upon Change of Control.

         In the case of a Change of Control (as defined below) of the Company, each Option and SAR then outstanding shall immediately be nonforfeitable and exercisable in full.

         The term "Change of Control" shall mean the occurrence of any of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing more than 15% of the combined voting power of the Company's then outstanding voting securities; provided, however, a Change of Control shall not be deemed to occur solely because such person acquired beneficial ownership of more than 15% of the combined voting power of the Company's then outstanding voting securities as a result of the acquisition of voting securities by the Company, which by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur;

                  (ii) during any period of 24 consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsection (i), (iii) or (iv) of this Section 12) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-third (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

                  (iii) the stockholders of the Company approve a merger, consolidation or reorganization of the Company with any other corporation, other than a merger, consolidation or reorganization which would result in the stockholders of the Company immediately before such merger, consolidation or reorganization, owning, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding in immediately after such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         13.      Tax Withholding.

         Any obligation of the Company to issue shares of stock or cash pursuant to the grant or exercise of any Award shall be conditioned on the Award holder having paid or made provision for payment of all applicable tax withholding obligations, if any, satisfactory to the Committee. The Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Award holder.

         14.      Amendment and Termination.

         Subject to any required stock exchange approvals, the Board of Directors of the Company may make such modifications or amendments to the Plan as it shall deem advisable, or in order to conform to any change in any law or regulation applicable thereto. Without the consent of any person to whom any Award shall therefore have been granted, no termination, modification or amendment of the Plan shall adversely affect any rights which may previously have been granted under the Plan to such persons.

         15.      Term of Plan.

         The Plan shall take effect on July 1, 1998 (the "Effective Date") and shall remain effective until termination by the Board of Directors of the Company or until all shares of Stock authorized to be issued pursuant to the Plan have been issued or transferred or deemed issued or transferred as provided in Section 2.

         16.      Shareholder Approval.

         The Plan will be submitted to the common stockholders of the Company for confirmation, ratification and approval by the holders of a majority of the outstanding shares of common stock of the Company by any method adequate under the laws of Nova Scotia in the case of an action requiring shareholder approval. If the Plan is not approved by the holders of a majority of the outstanding shares of common stock of the Company by July 1, 1998, then the Plan shall terminate and any Awards granted hereunder shall be void and of no further force or effect.